UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.   )
Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

NEWBURY STREET ACQUISITION CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NEWBURY STREET ACQUISITION CORPORATION
121 HIGH STREET, FLOOR 3
BOSTON, MA 02110
LETTER TO STOCKHOLDERS
TO THE STOCKHOLDERS OF NEWBURY STREET ACQUISITION CORPORATION:
You are cordially invited to attend the 2023 annual meeting of stockholders (the “Annual Meeting”) of Newbury Street Acquisition Corporation (“we”, “us”, “our” or the “Company”), to be held at 9:00 a.m., Eastern time on December 29, 2023. The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via a live webcast. You will be able to attend the Annual Meeting online, vote and submit your questions during the Annual Meeting by visiting https://www.cstproxy.com/newburystreetacquisition/am2023.
Even if you are planning on attending the Annual Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Annual Meeting. Instructions on voting your shares are on the proxy materials you received for the Annual Meeting. Even if you plan to attend the Annual Meeting online, it is strongly recommended you complete and return your proxy card before the Annual Meeting date, to ensure that your shares will be represented at the Annual Meeting if you are unable to attend.
The accompanying proxy statement (the “Proxy Statement”) is dated December 13, 2023, and is first being mailed to stockholders of the Company on or about December 14, 2023. The sole purpose of the Annual Meeting is to consider and vote upon the following proposals (the “Proposals”):
1)
a proposal to re-elect Teddy Zee and Matthew Hong as the Class B directors of the board of directors (the “Board”) until the annual meeting of the stockholders of the Company to be held in 2026 or until a successor is appointed and qualified (the “Director Election Proposal”); and

2)
a proposal to ratify the selection by the audit committee of the Board of Marcum LLP to serve as our independent registered public accounting firm for the year ending December 31, 2023 (the “Auditor Ratification Proposal”).

Each of the Proposals are more fully described in the accompanying Proxy Statement.
The election of the nominees in the Director Election Proposal requires the affirmative vote of a plurality of the votes cast by the Company’s stockholders represented in person (including virtually) or by proxy at the Annual Meeting and entitled to vote thereon. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors.
Approval of the Auditor Ratification Proposal requires the affirmative vote of the majority of the votes cast by the Company’s stockholders represented in person (including virtually) or by proxy at the Annual Meeting and entitled to vote thereon.
The Board has fixed the close of business on December 7, 2023 as the date for determining the Company’s stockholders entitled to receive notice of and vote at the Annual Meeting and any adjournment thereof. Only holders of record of the shares of the Company’s common stock, par value $0.0001 per share, on that date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof.
AFTER CAREFUL CONSIDERATION OF ALL RELEVANT FACTORS, THE BOARD HAS DETERMINED THAT THE DIRECTOR ELECTION PROPOSAL AND THE AUDITOR RATIFICATION PROPOSAL ARE ADVISABLE AND RECOMMENDS THAT YOU VOTE OR GIVE INSTRUCTION TO VOTE “FOR” THE NOMINEES SET FORTH IN THE DIRECTOR ELECTION PROPOSAL AND THE AUDITOR RATIFICATION PROPOSAL.
Under Delaware law and the Company’s bylaws, no other business may be transacted at the Annual Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Proposals and the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to read this material carefully and vote your shares. Stockholders will have the opportunity to present questions to the management of the Company at the Annual Meeting, which is being held, in part, to satisfy the annual meeting requirement of the Nasdaq Stock Market LLC.
December 13, 2023	By Order of the Board of Directors
/s/ Thomas Bushey Thomas Bushey Chief Executive Officer
Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Annual Meeting. If you are a stockholder of record, you may also cast your vote online. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online by obtaining a proxy from your brokerage firm or bank. Abstentions and broker non-votes will be considered present for purposes of establishing a quorum. Broker non-votes will count as votes cast on the Auditor Ratification Proposal, but not on the Director Election Proposal; abstentions will not count as votes cast and will have no effect on the outcome of the vote on the Proposals.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on December 29, 2023: The notice of the Annual Meeting and the Proxy Statement are available at https://www.cstproxy.com/newburystreetacquisition/am2023.

NEWBURY STREET ACQUISITION CORPORATION
121 HIGH STREET, FLOOR 3
BOSTON, MA 02110
NOTICE AND PROXY STATEMENT
OF THE 2023 ANNUAL MEETING OF STOCKHOLDERS
The 2023 annual meeting of stockholders (the “Annual Meeting”) of Newbury Street Acquisition Corporation (“we”, “us”, “our” or the “Company”) will be held at 9:00 am, Eastern time on December 29, 2023. Stockholders will have the opportunity to present questions to the management of the Company (“Management”) at the Annual Meeting, which is being held, in part, to satisfy the annual meeting requirement of the Nasdaq Stock Market LLC (“Nasdaq”).
You will be able to attend, vote your shares, and submit questions during the Annual Meeting via a live webcast available at https://www.cstproxy.com/newburystreetacquisition/am2023. The Annual Meeting will be held for the sole purpose of considering and voting upon the following proposals (collectively, the “Proposals”):
1)
a proposal to re-elect Teddy Zee and Matthew Hong (together, the “Director Nominees”) as the Class B directors of the board of directors (the “Board”) until the annual meeting of the stockholders of the Company to be held in 2026 or until a successor is appointed and qualified (the “Director Election Proposal”);and

2)
a proposal to ratify the selection by the audit committee of the Board (the “Audit Committee”) of Marcum LLP (“Marcum”), to serve as our independent registered public accounting firm for the year ending December 31, 2023 (the “Auditor Ratification Proposal”).

Our sponsor, Newbury Street Acquisition Sponsor LLC (the “Sponsor”), owns 3,210,984 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock” and the shares held by the Sponsor, the “Founder Shares”), that were issued to the Sponsor prior to our initial public offering that was consummated on March 25, 2021 (the “IPO”), and 354,715 Private Shares (as defined in the section of the Proxy Statement entitled “Background”), which were purchased by the Sponsor in the Private Placement (as defined in the section of the Proxy Statement entitled “Background”) that occurred simultaneously with the completion of the IPO.
The Board has fixed the close of business on December 7, 2023 (the “Record Date”) as the date for determining the Company’s stockholders entitled to receive notice of and vote at the Annual Meeting and any adjournment thereof. Only holders of record of the Common Stock on that date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof. On the Record Date, there were 5,857,433 shares of Common Stock issued and outstanding. The Company’s warrants (as defined in the section of Proxy Statement entitled “Background”) do not have voting rights in connection with the Proposals.
This proxy statement (the “Proxy Statement”) contains important information about the Annual Meeting and the Proposals. Please read it carefully and vote your shares.
We will pay for the entire cost of soliciting proxies from our working capital. In addition to these mailed proxy materials, the Board and Management may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners (as defined in the section of the Proxy Statement entitled “Questions & Answers about the Annual Meeting”). While the payment of these expenses will reduce the cash available to us to consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”), we do not expect such payments to have a material effect on our ability to consummate an initial Business Combination.

The Proxy Statement is dated December 13, 2023, and is first being mailed to stockholders of the Company on or about December 14, 2023.
December 13, 2023	By Order of the Board of Directors /s/ Thomas Bushey Thomas Bushey Chief Executive Officer and Director

i

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should carefully read the entire Proxy Statement.
Why am I receiving this Proxy Statement?
This Proxy Statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board for use at the Annual Meeting to be held at 9:00 a.m., Eastern time on December 29, 2023, or at any adjournments or postponements thereof. This Proxy Statement summarizes the information that you need to make an informed decision on the Proposals to be considered at the Annual Meeting. This Proxy Statement and the enclosed proxy card were first sent to our stockholders on or about December 14, 2023.
We are a blank check company formed in Delaware on November 6, 2020, for the purpose of effecting a Business Combination. On March 25, 2021, we consummated our IPO and the Private Placement, as well as a partial exercise of an over-allotment option by the underwriter of the IPO, from which we derived gross proceeds of approximately $132.51 million in the aggregate. Following the closing of the IPO, an amount of approximately $128.4 million of the proceeds from our IPO and the Private Placement was placed in the U.S.-based trust account (the “Trust Account”) at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer and Trust Company (“Continental”), acting as trustee. Like most blank check companies, our amended and restated certificate of incorporation (as amended and currently in effect, the “Charter”) provides for the return of the funds held in the Trust Account to the holders of shares of the Common Stock sold as part of the units sold in our IPO (the “Units”), whether they were purchased in our IPO or thereafter in the open market (the “Public Shares”), if there is no Business Combination consummated within the Combination Period (as defined in the section entitled “Background”).
Why does the Company need to hold an annual meeting?
The Annual Meeting is being held, in part, to satisfy the annual meeting requirement of Nasdaq. Nasdaq Listing Rule 5620(a) requires that we hold an annual meeting of stockholders for the election of directors within 12 months after our fiscal year ended December 31, 2022. We held our first annual meeting on December 27, 2022. At the Annual Meeting, you will have the opportunity to present questions to Management.
In addition to sending our stockholders this Proxy Statement, we are also sending our Annual Report on Form 10-K for the year ended December 31, 2022, so that at the Annual Meeting, stockholders may discuss and ask questions of the Company with respect to such annual report.
The Proposals
What is being voted on?
You are being asked to vote on the following Proposals:
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Director Election Proposal.   A proposal to re-elect Teddy Zee and Matthew Hong as the Class B directors of the Board until the annual meeting of the stockholders of the Company to be held in 2026 or until a successor is appointed and qualified; and

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Auditor Ratification Proposal.   A proposal to ratify the selection by the Audit Committee of Marcum to serve as our independent registered public accounting firm for the year ending December 31, 2023.

Why should I vote “FOR” the Director Nominees set forth in the Director Election Proposal?
Messrs. Teddy Zee and Matthew Hong have served on the Board since February 2021. The Board believes that the stability and continuity in the Board is important as we work towards completion of a Business Combination, such as the Infinite Reality Business Combination (as defined in the section entitled “Background”).

The Board recommends that you vote in favor of the Director Nominees set forth in the Director Election Proposal.
Why should I vote “FOR” the Auditor Ratification Proposal?
Marcum has served as the Company’s independent registered public accounting firm since 2021. Our Audit Committee and Board believe that stability and continuity in the Company’s auditor is important as we work towards completion of a Business Combination, such as the Infinite Reality Business Combination.
The Board recommends that you vote in favor of the Auditor Ratification Proposal.
What vote is required to adopt the Proposals?
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Director Election Proposal.   The election of the Director Nominees in the Director Election Proposal requires the affirmative vote of a plurality of the votes cast by the Company’s stockholders represented in person (including virtually) or by proxy at the Annual Meeting and entitled to vote thereon. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors.

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Auditor Ratification Proposal.   Approval of the Proposal to ratify the selection of Marcum as the Company’s independent registered public accounting firm requires the affirmative vote of the majority of the votes cast by the Company’s stockholders represented in person (including virtually) or by proxy at the Annual Meeting and entitled to vote thereon.

What if I don’t want to vote “FOR” any of the Proposals?
If you do not want the Director Nominees to be elected, you must withhold or vote against the Director Nominees. Abstentions and broker non-votes (as defined in the subsection below entitled “Will my shares be voted if I do not provide my proxy?”) will have no effect on the Director Election Proposal.
If you do not want the Auditor Ratification Proposal to be approved, you must vote against such Proposal. Abstentions will have no effect on the Auditor Ratification Proposal.
How do the Company insiders intend to vote their shares?
All of our directors, executive officers and their respective affiliates are expected to vote any shares of Common Stock over which they have voting control (including any Public Shares owned by them) in favor of the Director Election Proposal and the Auditor Ratification Proposal. Currently, the Sponsor, Board and Management own 3,565,669 shares of Common Stock, approximately 60.9% of our issued and outstanding shares of Common Stock, including 3,210,984 Founder Shares and 354,715 Private Shares.
Does the Board recommend voting for the approval of the Proposals?
Yes. After careful consideration of the terms and conditions of the Proposals, the Board has determined that the Proposals are in the best interests of the Company and our stockholders. The Board recommends that our stockholders vote “FOR” the Director Nominees set forth in the Director Election Proposal and “FOR” the Auditor Ratification Proposal.
What interests do the Sponsor and the Company’s directors and officers have in the approval of the Proposals?
None of the Sponsor, directors and officers have interests in the Proposals that may be different from, or in addition to, your interests, except Teddy Zee and Matthew are nominated for re-election as the Class B directors of the Board.
Do I have appraisal rights if I object to any of the Proposals?
Our stockholders do not have appraisal rights in connection with the Proposals under the Delaware General Corporation Law (the “DGCL”).

Information about the Annual Meeting
Can I attend the Annual Meeting?
Yes. As a registered stockholder, you received a proxy card from Continental. The form contains instructions on how to attend the Annual Meeting including the URL address, https://www.cstproxy.com/newburystreetacquisition/am2023, along with your 12-digit control number. You will need your control number for access. If you do not have your control number, contact Continental at the phone number or e-mail address below. Beneficial owners who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental to have a control number generated. Continental’s contact information is as follows: 917-262-2373, or proxy@continentalstock.com. If you do not have internet capabilities, you can listen to the Annual Meeting by dialing: 1 800-450-7155 (toll-free) within the U.S. and Canada, or +1 857-999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted, enter the pin number 4170365#. This is a listen-only option, and you will not be able to vote or enter questions during the Annual Meeting.
How are votes counted?
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Director Election Proposal.   The Director Nominees must receive the affirmative vote of a plurality of the votes cast by the Company’s stockholders represented in person (including virtually) or by proxy at the Annual Meeting and entitled to vote thereon. Any shares not voted “FOR” any Director Nominee (whether as a result of an abstention, a direction to withhold authority or a broker non-vote) will not be counted in the Director Nominee’s favor. A stockholder’s failure to vote by proxy or online will not be counted towards the number of shares of Common Stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Director Election Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the outcome of the Director Election Proposal.

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Auditor Ratification Proposal.   The ratification of the appointment of Marcum requires the affirmative vote of the majority of the votes cast by the Company’s stockholders represented in person (including virtually) or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have no effect on this Proposal. However, unless you provide instructions on how to vote, your brokerage firm will have the authority to vote your shares on the Auditor Ratification Proposal. See the subsection below entitled “Will my shares be voted if I do not provide my proxy?” for more information about broker non-votes.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?
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Stockholder of Record:        Shares Registered in Your Name.   If on the Record Date your shares were registered directly in your name with our transfer agent, Continental, then you are a “stockholder of record”.

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Beneficial Owner:        Shares Registered in the Name of a Broker or Bank.   If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name” and these proxy materials are being forwarded to you by that organization.

If my shares are held in street name, will my broker automatically vote them for me?
Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee.
We believe the Director Election Proposal presented to the stockholders will be considered non- discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with the directions you provide. If your shares are held in street name (i.e., by your broker as your nominee), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.
In contrast, brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm. Accordingly, at the Annual Meeting, your shares of Common Stock may be voted by your brokerage firm on the Auditor Ratification Proposal, unless you provide instructions on how to vote.
How many votes must be present to hold the Annual Meeting?
A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority of the voting power of our issued and outstanding shares of Common Stock on the Record Date that are (i) entitled to vote at the Annual Meeting and (ii) present in person (including virtually) or represented by proxy, constitute a “quorum”.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online.
Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the Annual Meeting has the power to adjourn the Annual Meeting. As of the Record Date, 2,928,717 shares of the Common Stock would be required to achieve a quorum.
Who can vote at the Annual Meeting?
Only holders of record of the Common Stock at the close of business on the Record Date, December 7, 2023, are entitled to have their vote counted at the Annual Meeting and any adjournments or postponements thereof. On this Record Date, 5,857,433 shares of the Common Stock were outstanding and entitled to vote.
What is the proxy card?
The proxy card enables you to appoint each of Thomas Bushey, our Chief Executive Officer, and Kenneth King, our Chief Financial Officer, as your representatives at the Annual Meeting. By completing and returning the proxy card, you are authorizing Mr. Bushey or Mr. King to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting online, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date in case your plans change.
Will my shares be voted if I do not provide my proxy?
If you are a stockholder of record, and hold your shares directly in your own name, they will not be voted if you do not provide a proxy.
Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm. Accordingly, at the Annual Meeting, your shares of Common Stock may be voted by your brokerage firm on the Auditor Ratification Proposal, unless you provide instructions on how to vote.
Brokers are prohibited from exercising discretionary authority on non-routine matters. The Director Election Proposal is considered a “non-routine” matter, and therefore brokers cannot exercise discretionary authority regarding this Proposal for beneficial owners who have not returned proxies to the brokers (“broker non-votes”).
How can I vote if I am a stockholder of record?
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Online at the Annual Meeting.   If you are a stockholder of record, you may vote online at the Annual Meeting.

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Online.   You may also vote by submitting a proxy for the Annual Meeting. You may submit your proxy online at https://www.cstproxy.com/newburystreetacquisition/am2023, 24 hours a day, 7 days a week, until 11:59 p.m., Eastern time, on December 28, 2023 (have your proxy card in hand when you visit the website).

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By Mail.   You may vote by proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope.

Whether or not you plan to attend the Annual Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote online if you have already voted by proxy.
How can I vote if I am a beneficial owner of shares held in street name?
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Online at the Annual Meeting.   If you are a beneficial owner of shares held in street name and you wish to vote online at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

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By Telephone or Online.   You may vote by proxy by submitting your proxy by telephone or online (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

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By Mail.   You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

You are also invited to attend the Annual Meeting online. For more information, see the subsection above entitled “Can I attend the Annual Meeting?”.
How do I change or revoke my vote after I have voted?
If you are a stockholder of record, you may change your vote by (i) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (ii) e-mailing a later-dated, signed proxy card to our Chief Executive Officer at info@NewburyStreetSpac.com, so that it is received by our Chief Executive Officer prior to the Annual Meeting, or (iii) attending the Annual Meeting and voting at the Annual Meeting. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request or vote in person at the Annual Meeting. You also may revoke your proxy by sending a notice of revocation to our Chief Executive Officer, which must be received by our Chief Executive Officer prior to the Annual Meeting.
For shares you hold beneficially in street name, you generally may change your vote by submitting new voting instructions to your broker, bank, trustee, or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee, or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting during the Annual Meeting.
What happens if I do not indicate how to vote my proxy?
If you sign your proxy card without providing further instructions, your shares of Common Stock will be voted “FOR” the Auditor Ratification Proposal and the Director Nominees set forth in the Director Election Proposal.
How many votes do I have?
Each share of the Common Stock is entitled to one vote on each matter that comes before the Annual Meeting. See the section below entitled “Beneficial Ownership of Securities” for information about the stock holdings of the Sponsor, directors and executive officers.

Is my vote kept confidential?
Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.
What do I need to do now?
We urge you to read carefully and consider the information contained in this Proxy Statement, and to consider how the Proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.
What should I do if I receive more than one set of voting materials?
You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of the Common Stock.
Where do I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the U.S. Securities and Exchange Commission (the “SEC”) within four business days following the Annual Meeting.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies from our working capital. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a Business Combination, we do not expect such payments to have a material effect on our ability to consummate a Business Combination.
Who can help answer my questions?
If you have questions about the Proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card, you should contact us at:
Newbury Street Acquisition Corporation
121 High Street, Floor 3
Boston, MA 02110
Email: Info@NewburyStreetSpac.com
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section below entitled “Where You Can Find More Information”.

FORWARD-LOOKING STATEMENTS
Some of the statements contained in this Proxy Statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, a Business Combination, including the Infinite Reality Business Combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook”, “believes”, “expects”, “potential”, “continues”, “may”, “will”, “should”, “could”, “seeks”, “approximately”, “predicts”, “intends”, “plans”, “estimates”, “anticipates” or the negative version of these words or other comparable words or phrases.
The forward-looking statements contained in this Proxy Statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:
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our ability to enter into agreements for a Business Combination, including the Infinite Reality Business Combination;

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our ability to complete a Business Combination, including the Infinite Reality Business Combination;

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the anticipated benefits of a Business Combination, including the Infinite Reality Business Combination;

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the volatility of the market price and liquidity of our securities;

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the use of funds not held in the Trust Account;

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the competitive environment in which our successor will operate following a Business Combination, including the Infinite Reality Business Combination; and

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proposed changes in SEC rules related to special purpose acquisition companies.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Proxy Statement, except as required by applicable law.
For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section below entitled “Risk Factors”, and in other reports we file with the SEC, as well as the Registration Statement on Form S-4 of Pubco, once publicly filed with the SEC (the “Infinite Reality Registration Statement”). You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS
You should consider carefully all of the risks described in our (i) final IPO prospectus filed with the SEC on March 25, 2021 (File No.: 333-252602), (ii) Annual Reports on Form 10-K for the years ended December 31, 2021 and December 31, 2022, as filed with the SEC on March 31, 2022 and March 31, 2023, respectively, (iii) Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022, June 30, 2022, September 30, 2022 and March 31, 2023, as filed with the SEC on May 16, 2022, August 8, 2022, November 10, 2022 and May 19. 2023, respectively, (iv) Definitive Proxy Statement on Schedule 14A, as filed with the SEC on September 5, 2023, and (v) other reports we file with the SEC, before making a decision to invest in our securities. Furthermore, if any of the events noted therein occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation. We may disclose changes to such risk factors or disclose additional risk factors from time to time in our future filings with the SEC.
For risks relating to Infinite Reality and the Infinite Reality Business Combination, please see the section entitled “Risk Factors” contained in the Infinite Reality Registration Statement, once publicly filed with the SEC.
The Sponsor and officers own a substantial number of shares of the Common Stock and can approve the Proposals without the vote of other stockholders.
The Sponsor and officers, following redemptions by the holders of our Public Shares (the “Public Stockholders”) in connection with the Extensions (as defined in the section entitled “Background”), own approximately 60.9% of the outstanding shares of the Common Stock entitled to vote at the Annual Meeting and plan to vote all of the shares of the Common Stock owned by them in favor of the Proposals. Assuming that a quorum is achieved at the Annual Meeting and the Sponsor and officers vote all of the shares of the Common Stock owned by them at the Annual Meeting, the Proposals can be approved at the Annual Meeting even if some or all of our other Public Stockholders do not approve the Proposals.

BACKGROUND
We are a blank check company formed under the laws of the State of Delaware on November 6, 2020, for the purpose of effecting a Business Combination. On March 25, 2021, we consummated our IPO of 12,000,000 Units. Each unit consists of one share of Common Stock and one-half of one redeemable warrant (a “Public Warrant”), with each whole Public Warrant entitling the holder thereof to purchase one share of Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per unit, generating gross proceeds of $120.00 million. Simultaneously with the closing of the IPO, pursuant to that certain private units purchase agreement, we completed a private sale of an aggregate of 390,000 Units (the “Private Units”) to the Sponsor and EarlyBirdCapital, Inc. (“EBC”), representative of the underwriters for our IPO, at a purchase price of $10.00 per Private Unit (340,000 Private Units to the Sponsor and 50,000 Private Units to EBC), generating gross proceeds of $3.90 million (the “Private Placement”). Each Private Unit consists of one share of the Common Stock (a “Private Share”) and one-half of one warrant (a “Private Warrant” and together with the Public Warrants, the “warrants”). On March 30, 2021, the underwriters exercised the over-allotment option in part and purchased an additional 843,937 Units, generating gross proceeds of approximately $8.44 million. In connection with the exercise of the underwriters’ over-allotment option, the Sponsor and EBC purchased an aggregate of 16,879 Private Units (14,715 Private Units to the Sponsor and 2,164 Private Units to EBC), generating gross proceeds of $168,790 to the Company.
As of the Record Date, approximately $21.53 million was being held in our Trust Account, which is inclusive of interest that may be withdrawn by us to pay taxes and dissolution expenses. Initially, these funds were invested in U.S. government securities”, within the meaning of Section 2(a)(16) of the Investment Company Act, as amended (the “Investment Company Act”), with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the Investment Company Act of 1940. To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we instructed Continental to liquidate the investments held in the Trust Account on April 11, 2023 and instead to hold the funds in the Trust Account in an interest bearing demand deposit account at a bank until the earlier of the consummation of our initial Business Combination or our liquidation. Following the liquidation of investments in the Trust Account, we may receive less interest on the funds held in the Trust Account than the interest we would have received pursuant to our original Trust Account investments; however, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and dissolution expenses as permitted. Consequently, the transfer of the funds in the Trust Account to an interest-bearing demand deposit account at a bank could reduce the dollar amount our Public Stockholders would receive upon any redemption or our liquidation.
Infinite Reality Business Combination
On December 12, 2022, we entered into an Agreement and Plan of Merger (as amended by First Merger Amendment and the Second Merger Agreement (each as defined below), the “Infinite Reality Merger Agreement”), by and among (i) the Company, (ii) Infinite Reality Holdings, Inc., a Delaware corporation and a direct wholly-owned subsidiary of the Company (“Pubco”), (iii) Infinity Purchaser Merger Sub Inc., a Delaware corporation and a direct wholly-owned subsidiary of Pubco (“Purchaser Merger Sub”), (iv) Infinity NBIR Company Merger Sub Inc., a Delaware corporation and a direct wholly-owned subsidiary of Pubco (“Company Merger Sub”), and (v) Infinite Reality, Inc., a Delaware corporation (“Infinite Reality”, together with the Company, Pubco, Purchaser Merger Sub and Company Merger Sub, the “Parties”).
Pursuant to the terms of the Infinite Reality Merger Agreement, (i) Purchaser Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity (the “Purchaser Merger”), (ii) Company Merger Sub will merge with and into Infinite Reality, with the Infinite Reality continuing as the surviving entity (the “Infinite Reality Merger” and together with the Purchaser Merger, the “Mergers”), and (iii) following the Mergers, the Company and Infinite Reality will become direct wholly-owned subsidiaries of Pubco, and Pubco will become a publicly traded company.
On May 15, 2023, the Parties entered into the first amendment to the Infinite Reality Merger Agreement (the “First Merger Amendment”) to provide for (i) a revised definition of “fully diluted shares”, (ii) the removal of Section 7.2(b) of the Merger Agreement (Minimum Cash Condition) in its entirety; and (iii) the addition of a new Section 6.23 providing for the payment by the Company of all transaction expenses up to $10 million in connection with the consummation of the Mergers and the other transactions contemplated by the Infinite Reality Merger Agreement (the “Infinite Reality Business Combination”).
On July 21, 2023, the Parties entered into a second amendment to the Infinite Reality Merger Agreement (the “Second Merger Amendment”) to provide for the addition of a new Section 6.24 pursuant to which Infinite Reality agrees to pay $200,000 per month (as amount has been updated, the “Monthly Extension Fee”) directly into the Trust Account on behalf of the Company, on or before the date when such payment becomes due, until the completion of the Mergers. In addition, if the Merger Agreement is terminated for any reason other than a breach by the Company, Infinite Reality agrees to pay all expenses of the Company incurred after March 31, 2023, provided that in no event shall such payment exceed $3,000,000 (inclusive of all Monthly Extension Fees paid). In the event that the Mergers are consummated, the Company agrees to pay for all transaction expenses up to $10 million in connection with Infinite Realty Business Combination. See subsection below entitled “Our Combination Period” for further information on the Monthly Extension Fee.
The above summary of the Infinite Reality Merger Agreement and the other agreements to be entered into by the Parties are qualified in their entirety by reference to the text of the Infinite Reality Merger Agreement and the agreements entered into or to be entered into in connection therewith and are further described in the Company’s Current Reports on Form 8-K filed with the SEC on December 15, 2022, May 16, 2023 and July 27, 2023, respectively. The Infinite Reality Merger Agreement also contains customary representations and warranties, covenants, closing conditions and other terms relating to the Infinite Reality Business Combination Other than as specifically discussed, this Proxy Statement does not assume the closing of the Infinite Reality Business Combination.
Our Combination Period
The Company has 36 months from the closing of the IPO to March 25, 2024, or such earlier date as determined by the Board, to consummate a Business Combination (the “Combination Period”). The Company initially had up to 24 months from the closing of the IPO, or until March 25, 2023, to complete a Business Combination, which was extended to (i) September 25, 2023 at the special meeting of the Company’s stockholders held on March 21, 2023 (the “First Extension”) and (ii) March 25, 2024 at the special meeting of the Company’s stockholders on September 22, 2023 (the “Second Extension” and together with the First Extension, the “Extensions”). If the Company is unable to complete a Business Combination within the Combination Period, the Company will (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem 100% of the Public Shares for cash for a redemption price per share equal to the amount then held in the Trust Account, less any interest for any income or other taxes payable, divided by the total number of Public Shares then outstanding (which redemption will completely extinguish the rights of Public Stockholders as stockholders, including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to approval of the Company’s then stockholders and subject to the requirements of the DGCL, including the adoption of a resolution by the Board pursuant to Section 275(a) of the DGCL finding the dissolution of the Company advisable and the provision of such notices as are required by said Section 275(a) of the DGCL, dissolve and liquidate, subject (in the case of clauses (ii) and (iii) above) to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
In connection with the approval of the First Extension, the Sponsor or its designees agreed to contribute to us, as a note, (i) the lesser of (a) an aggregate of $600,000 or (b) $0.04 for each Public Share on a monthly basis that was not redeemed in connection with the (the “Initial Contribution”); plus, (ii) an aggregate of $200,000 per month (commencing on June 23, 2023 and on the 23rd day of each subsequent month) until September 25, 2023, or portion thereof, that is needed to complete an initial Business Combination, which amount was to be deposited into the Trust Account.
On March 24, 2023, the Sponsor made the Initial Contribution of $600,000, which was deposited into the Trust Account. On June 26, 2023, $200,000 was deposited into the Trust Account, which was comprised of a $100,000 payment from the Sponsor and a $100,000 payment from Infinite Reality.

On July 21, 2023 and August 28, 2023, pursuant to the Second Merger Amendment in which Infinite Reality agreed to pay the Monthly Extension Fee of $200,000 per month directly into the Trust Account on behalf of the Company, on or before the date when such payment becomes due, Infinite Reality deposited a Monthly Extension Fee of $200,000, in each case, directly into the Trust Account on behalf of the Company.
In connection with the approval of the Second Extension, Infinite Reality agreed to contribute the Monthly Extension Fee to the Company, which amounted to the lesser of (i) $62,500 per month or (b) $0.025 for each Public Share on a monthly basis that was not redeemed in connection with the Second Extension (commencing on September 23, 2023 and on the 23rd day of each subsequent month) until March 25, 2024, or portion thereof, that is needed to complete an initial Business Combination. The Monthly Extension Fee is to be deposited into the Trust Account. Accordingly, on October 26, 2023 and November 21, 2023, Infinite Reality deposited the Monthly Extension Fees of approximately $50,000 into the Trust Account on both dates.

THE ANNUAL MEETING
Overview
Date, Time and Place
The Annual Meeting will be held at 9:00 a.m., Eastern time on December 29, 2023 as a virtual meeting. You will be able to attend, vote your shares and submit questions during the Annual Meeting ‘via a live webcast available at https://www.cstproxy.com/newburystreetacquisition/am2023.
To register for the Annual Meeting, please follow these instructions as applicable to the nature of your ownership of the Common Stock:
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Record Holders.   If your shares are registered in your name with our transfer agent, Continental, and you wish to attend the online-only virtual Annual Meeting, go to https://www.cstproxy.com/newburystreetacquisition/am2023, enter the control number you received on your proxy card and click on the “Click here” to preregister for the online annual meeting link at the top of the page. Just prior to the start of the Annual Meeting you will need to log back into the Annual Meeting site using your control number. Pre-registration is recommended, but is not required in order to attend.

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Beneficial Holders.   Beneficial owners who own shares in street name, who wish to attend the online-only virtual Annual Meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial owners who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only virtual Annual Meeting. After contacting our transfer agent, Continental, a beneficial holder will receive an e-mail prior to the Annual Meeting with a link and instructions for entering the virtual Annual Meeting. Beneficial owners should contact our transfer agent by December 21, 2023 at the latest (five business days prior to the Annual Meeting).

Quorum
A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority of the voting power of our issued and outstanding shares of Common Stock on the Record Date that are (i) entitled to vote at the Annual Meeting and (ii) present in person (including virtually) or represented by proxy, constitute a “quorum”. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online.
Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the Annual Meeting has the power to adjourn the Annual Meeting. As of the Record Date, 2,928,717 shares of the Common Stock would be required to achieve a quorum.
Voting Power; Record Date
You will be entitled to vote or direct votes to be cast at the Annual Meeting if you owned shares of the Common Stock at the close of business on the Record Date for the Annual Meeting. You will have one vote per Proposal for each share of the Common Stock you owned at that time. Our warrants do not carry voting rights.
Required Votes
Director Election Proposal
The election of the Director Nominees in the Director Election Proposal requires the affirmative vote of a plurality of the votes cast by the Company’s stockholders represented in person (including virtually) or by proxy at the Annual Meeting and entitled to vote thereon. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors.

Any shares not voted “FOR” any Director Nominee (whether as a result of an abstention, a direction to withhold authority or a broker non-vote) will not be counted in the Director Nominee’s favor. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online will have no effect on the outcome of any vote on the Director Election Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the outcome of the Director Election Proposal. If you do not want a Director Nominee elected, you must vote “AGAINST” the Director Nominee.
Auditor Ratification Proposal
Approval of the Proposal to ratify the selection of Marcum as our independent registered public accounting firm requires the affirmative vote of the majority of the votes cast by the Company’s stockholders represented in person (including virtually) or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have no effect on this Proposal. If you do not want the Auditor Ratification Proposal approved, you must vote “AGAINST” the Auditor Ratification Proposal.
At the close of business on the Record Date of the Annual Meeting, there were 5,857,433 shares of the Common Stock outstanding, each of which entitles its holder to cast one vote at the Annual Meeting.
Appraisal Rights
Our stockholders do not have appraisal rights in connection with any of the Proposals under the DGCL.
Proxies; Board Solicitation
Your proxy is being solicited by the Board on the Proposals being presented to stockholders at the Annual Meeting. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online if you are a holder of record of the Common Stock as of the Record Date.
Recommendation of the Board
The Board has approved and declared advisable and unanimously recommends that you vote or give instructions to vote “FOR” the Auditor Ratification Proposal and the Director Nominees set forth in the Director Election Proposal.

PROPOSAL ONE — THE DIRECTOR ELECTION PROPOSAL
The Board is divided into three classes, each of which will generally serve for a term of three years with only one class of directors being elected in each year. The term of office of the Class A director, Jennifer Vescio, will expire at the annual meeting of stockholders to be held in 2025. The term of office of the Class B directors, Teddy Zee and Matthew Hong, will expire at the Annual Meeting. The term of office of the Class C directors, Kenneth King and Thomas Bushey, will expire at the annual meeting of stockholders to be held in 2024.
At the Annual Meeting, two Class B directors will be elected to the Board to serve for the ensuing three- year period or until a successor is elected and qualified or their earlier resignation or removal. The Board has nominated Teddy Zee and Matthew Hong for election as Class B directors. The biographies of Teddy Zee and Matthew Hong are set forth below under the section entitled “Directors, Executive Officers and Corporate Governance”.
Vote Required for Approval
The election of the foregoing Director Nominees requires the affirmative vote of a plurality of the votes cast by the Company’s stockholders represented in person (including virtually) or by proxy at the Annual Meeting and entitled to vote thereon. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. Consequently, any shares not voted “FOR” a particular Director Nominee (whether as a result of an abstention, a direction to withhold authority or a broker non-vote) will not be counted in the Director Nominee’s favor.
Unless authority is withheld or the shares are subject to a broker non-vote, the proxies solicited by the Board will be voted “FOR” the election of the foregoing Director Nominees. In case any Director Nominee becomes unavailable for election to the Board, an event that is not anticipated, the persons named as proxies, or their substitutes, will have full discretion and authority to vote or refrain from voting in accordance with their judgment.
Recommendation of the Board
The Board unanimously recommends that our stockholders vote “FOR” the election of the Director Nominees.

PROPOSAL TWO — THE AUDITOR RATIFICATION PROPOSAL
We are asking the stockholders to ratify the Audit Committee’s selection of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Marcum has audited our financial statements for the fiscal year ended December 31, 2022 and the period from January 15, 2021 (commencement of operations) through December 31, 2021. A representative of Marcum is not expected to be present at the Annual Meeting; however, if a representative is present, they will not have the opportunity to make a statement if they desire to do so and are not expected to be available to respond to appropriate questions. The following is a summary of fees paid or to be paid to Marcum for services rendered.
Audit Fees
Audit fees consist of fees for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings. The aggregate fees of Marcum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the year ended December 31, 2022 and the period from January 15, 2021 through December 31, 2021 totaled approximately $77,250 and $44,290, respectively. The aggregate fees of Marcum related to audit services in connection with our IPO totaled approximately $46,350. The above amounts include interim procedures and audit fees, as well as attendance at the Audit Committee meetings.
Audit-Related Fees
Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. During the fiscal year ended December 31, 2022 and the period from January 15, 2021 through December 31, 2021, we did not pay Marcum any audit-related fees.
Tax Fees
Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice. We did not pay Marcum for tax services, planning or advice for the fiscal year ended December 31, 2022 and the period from January 15, 2021 through December 31, 2021.
All Other Fees
All other fees consist of fees billed for all other services. We did not pay Marcum for any other services for the fiscal year ended December 31, 2022 and the period from January 15, 2021 through December 31, 2021.
Our Audit Committee believes that the services provided by Marcum are compatible with maintaining the independence of Marcum as our independent registered public accounting firm.
Pre-Approval Policy
Our Audit Committee was formed upon the consummation of our IPO. As a result, the Audit Committee may not have pre-approved all of the foregoing services, although any services rendered prior to the formation of our Audit Committee were approved by the Board. Since the formation of our Audit Committee, and on a going-forward basis, the Audit Committee has pre-approved, and will pre-approve, all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are approved by the Audit Committee prior to the completion of the audit).
Consequences if the Auditor Ratification Proposal is Not Approved
The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the stockholders do not ratify the selection of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2023, our Audit Committee may reconsider the selection of Marcum as our independent registered public accounting firm.
Vote Required for Approval
The ratification of the appointment of Marcum requires the affirmative vote of the majority of the votes cast by the Company’s stockholders represented in person (including virtually) or by proxy at the Annual Meeting and entitled to vote thereon. All holders of shares of the Common Stock are entitled to vote on this Proposal. Abstentions will have no effect on this Proposal. If you do not want the Auditor Ratification Proposal approved, you must vote “AGAINST” the Auditor Ratification Proposal. Broker non-votes will count as votes cast on the Auditor Ratification Proposal.
Recommendation of the Board
The Board recommends a vote “FOR” the ratification of the selection of Marcum by the Audit Committee as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE
Information About Executive Officers, Directors and Nominees
As of the Record Date, our directors and executive officers are as follows:
Name	Age	Position
Matthew Hong	51	Chairman
Thomas Bushey	43	Chief Executive Officer and Director
Kenneth King	37	Chief Financial Officer and Director
Jennifer Vescio	52	Director
Teddy Zee	66	Director
The experience of our directors and executive officers is as follows:
Matthew Hong has served as the Chairman of the Board since February 2021. Since January 2023, Mr. Hong has served as President & Chief Operating Officer of PlayOn! Sports, a company engaged in streaming live and on-demand high school sports operating the NFHS Network, and GoFan, a high school ticketing solution in the United States. In this role, Mr. Hong oversees day-to-day operations for PlayOn! Sports.
From May 2008 to June 2019, Mr. Hong served in various roles, culminating in serving as the chief operating officer, between March 2017 and June 2019, of Turner Sports, a subsidiary of WarnerMedia and AT&T. In this role, he oversaw teams responsible for long-term business strategy, rights acquisitions, league partnerships, programming, marketing, revenue and sales inventory planning, and day-to-day operations for the division. In addition to his division-wide responsibilities, Mr. Hong oversaw the management of various sports businesses and properties including Bleacher Report, NBA TV, NBA Digital, NCAA Digital and March Madness Live, SI Digital, NASCAR.com, PGATOUR.com, PGA.com and PGA Championship Live, GOLF.com, and the B/R Live OTT offering.
Prior to Turner Sports, from January 2006 to May 2008, he served as vice president and general manager of interactive media at Thomson Learning. From November 1999 to January 2006, he served in multiple roles at AOL, including as executive director of business development and executive director of search. While at AOL, he architected and oversaw the company’s partnership with, and equity stake in, Google, and managed the search business across the AOL portfolio of properties.
Mr. Hong has been an independent director of Advocado, Inc., a data-as-a-service company, since July 2020. He previously served on the board of directors of PlayOn! Sports between August 2022 and January 2023; of Inception Growth Acquisition Limited, a special purpose acquisition company, between March 2021 and December 2022; of iStreamPlanet, a company that processes and delivers live video broadcasts over the Internet, between August 2015 and June 2019; and as a board observer of FanDuel, a gaming company, between June 2015 and October 2017. Mr. Hong received a JD, with honors, from Harvard Law School, and a BA in economics from NC State University. Mr. Hong is well qualified to serve on the board of directors due to his significant experience as a senior executive of media and internet companies.
Thomas Bushey has served as our Chief Executive Officer and director since November 2020. Mr. Bushey brings a wealth of experience from his two-decades long career as a successful investor, board member and capital allocator. He is the founder and has served as CEO of Sunderland Capital since 2015. Sunderland Capital is an operationally focused, long-term oriented investment firm with a focus on emerging technologies and the consumer Internet. Mr. Bushey also served on the board of Ondas Holdings Inc. (Nasdaq: ONDS), a developer of private licensed wireless data networks for mission-critical industrial markets, from 2020 to 2023 . Prior to founding Sunderland Capital, he was a portfolio manager at Blackrock. Prior to Blackrock, Mr. Bushey was a senior analyst for Mayo Capital Partners and Millennium Partners. Mr. Bushey began his career as an analyst for Credit Suisse First Boston (“CSFB”) and later moved to HCI Equity Partners (Thayer Capital). At CSFB from 2002 to 2005, he executed and analyzed mergers, acquisitions, leveraged buyouts, divestitures, takeover defenses, restructurings and debt and equity financing for corporate clients and financial sponsors. Mr. Bushey has a BS in Economics from the Wharton School of the University of Pennsylvania. Mr. Bushey was selected to serve on the Board due to his significant investment banking and management experience.
Kenneth King has served as our Chief Financial Officer and director since November 2020. Mr. King has over 13 years of experience in venture building, venture capital, and mergers & acquisitions. Since 2019, Mr. King has been a founding partner of Cambium Grove Capital, a global asset management platform investing in venture, private equity and alternative credit. Between 2016 and 2018, Mr. King served as a special consultant at Yixia Technology (Miaopai), which acquired Tiantian, a mobile video application company that Mr. King co-founded in 2015, where he served as CEO, until the acquisition by Yixia Technology, in 2016. In 2011, Mr. King was also the first investor and founding member of Tessa Therapeutics, a Singapore- based biotechnology company backed by Temasek Holdings, where he served as COO until 2014. Mr. King started his career with Morgan Stanley’s Mergers and Acquisitions (M&A) Group in Hong Kong from 2008 to 2010, where he participated in buy-side, sell-side, and cross-border transactions across a wide range of industries and Asia-Pacific geographies. Mr. King graduated from Stanford University in 2008 with a B.A. in Economics and a M.S. in Management Science and Engineering. Mr. King was selected to serve on the Board due to his significant venture building, venture capital, and mergers & acquisitions experience.
Jennifer Vescio has served as a member of the Board since February 2021. Since 2019, Ms. Vescio has served as the global head of business development for Uber Technologies Inc. where she is responsible for launching new strategic initiatives, closing partnership deals and managing partner operations. Ms. Vescio is a principal of Awestruck Ventures, a venture and strategy consulting firm she co-founded in 2015, where she currently serves as an advisor, investor, strategy and management consultant to tech, entertainment, sports & digital media firms as well as an executive coach to CEOs and their teams. Ms. Vescio also served as a member of the board of directors of the PGA Tour, the organizer of the main professional golf tours played by men in the United States and North America, from 2015 to 2020. From 2017 to 2018, Ms. Vescio served as senior vice president, global head of corporate development and partnerships for Verizon Media where she focused on strategic growth, new business development, partnerships, and investments. From 2013 to 2016, she served as the head of global strategy and business development at eBay (NASDAQ: EBAY). While at eBay, she managed over $600 million in GMV (Global Merchandise Volume) through its partner network, which included partnerships with Samsung, HP, Yahoo!, Facebook, Pinterest, Twitter, and Telefonica. She also launched new strategic initiatives and incubated new businesses such as eBay Now, an on-demand local ordering and delivery platform which launched in San Francisco and New York. From 2010 to 2013, Ms. Vescio was the vice president of global business development at ESPN. In 2009, CBS hired Ms. Vescio to lead its strategy & business development efforts until 2011. During her time at CBS, Ms. Vescio led its digital content distribution strategy and signed partnerships with YouTube, DailyMotion, eBay, Hulu and Yahoo!. Ms. Vescio earned her Bachelor of Science degree in Psychology/Biology from Allegheny College and her MBA from the UCLA Anderson School of Management. She also holds her ICF and NCF certifications for executive coaching. Ms. Vescio was selected to serve on the Board due to her experience as an executive in technology, entertainment, sports or digital media, as well as her significant experience on business development and management.
Teddy Zee has served as a member of the Board since February 2021. Best known for such films as Pursuit of Happyness, Hitch & Charlie’s Angels, Mr. Zee has been a film and television producer since May 2005, with over thirty years of experience in Hollywood. He has built an active global advisory and consulting practice across media and technology. He has previously served as president of Sony-based Overbrook Films from 2001 to 2005, president of Fox-based Davis Entertainment from 1997 to 2001, EVP at Columbia Pictures from 1990 to 1997, SVP at Paramount Pictures from 1985 to 1990. Since 1996, he is a member of Academy of Motion Picture Arts & Sciences (Oscars), Academy of Television Arts & Sciences (Emmys) and Producers Guild of America.
Mr. Zee has served as an advisor to Vizio, a leading HDTV maker and innovator in data & advertising around smart TVs, since August 2019; Ford Models, an international modelling agency, since July 2020; Tapas Media, a platform for creators of bite-sized comics and web-stories, since September 2020; PureForm Global, a biotech company that synthesizes CBD from oils in orange peels, since March 2020; Tarsus Entertainment between August 2019 and October 2020, which delivers government approved video games through IPTV and OTT in China; Watcha, a Korean streaming and data/analytics venture, since April 2018; Kooding, an e-commerce fashion and beauty platform, since January 2017; Pickit, the digital collectibles marketplace platform serving KPOP fans, since May 2020; and ParagonOne, a platform that manages internships for enterprises, since September 2015. Mr. Zee advised Biola University’s School of Cinema & Media Arts between December 2017 and June 2019; Oben, a Softbank-backed start-up that uses AI, computer vision and blockchain to deploy personal avatars for the masses, between September 2015 and January 2019; Meitu, the Chinese photo and video app company that went IPO in Hong Kong, between February 2015 and June 2016; Starmaker, the user generated music and video platform, between February 2016 and January 2017; and Ooyala, a leading online video platform company, between April 2013 and May 2015. Mr. Zee also served as head of creative, mobile technologies division for Rambus, between March 2012 and September 2013. Rambus acquired Silicon Valley interactive media start-up Mozaik Multimedia, where Mr. Zee had previously held the position of chief creative officer between September 2011 and March 2012. Mr. Zee earned an MBA from Harvard Business School and a BS from Cornell University. Mr. Zee was selected to serve on the Board due to his significant experience on media and technology.
To the knowledge of Management, there is no litigation currently pending or contemplated against us, any of our officers or directors in their capacity as such or against any of our property.
Corporate Governance
Number and Terms of Office of Officers and Directors
We have five directors. The Board is divided into three classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. In accordance with Nasdaq corporate governance requirements, we were not required to hold an annual meeting until one full year after our first fiscal year end following our listing on Nasdaq. We held our first annual meeting on December 27, 2022.
The term of office of Class A directors, consisting of Jennifer Vescio, will expire at the annual meeting of stockholders to be held in 2025. The term of office of Class B directors, consisting of Teddy Zee and Matthew Hong, will expire at the Annual Meeting. The term of office of Class C directors, consisting of Kenneth King and Thomas Bushey, will expire at the annual meeting of stockholders to be held in 2024.
Our officers are appointed by the Board and serve at the discretion of the Board, rather than for specific terms of office. The Board is authorized to appoint persons to the offices set forth in our bylaws (the “Bylaws”) as it deems appropriate. The Bylaws provide that our officers may consist of one or more Chief Executive Officers, a Chief Financial Officer, a Secretary, and such other offices as may be determined by the Board.
Committees of the Board
The Board has two standing committees: the Audit Committee and a compensation committee (the “Compensation Committee”). Subject to phase-in rules and a limited exception, Nasdaq rules and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors, and Nasdaq rules require that the compensation committee of a listed company be comprised solely of independent directors. Each committee of the Board operates under a charter that has been approved by the Board, as amended, and has the composition and responsibilities described below.
Audit Committee
We have established an Audit Committee, which consists of Matthew Hong, Jennifer Vescio and Teddy Zee, each of whom is an independent director under Nasdaq’s listing standards. Mr. Zee chairs the Audit Committee. The Audit Committee’s duties, which are specified in our Audit Committee charter, include, but are not limited to:
•
reviewing and discussing with Management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our Form 10-K;

•
discussing with Management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•
discussing with Management major risk assessment and risk management policies;

•
monitoring the independence of the independent auditor;

•
verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•
reviewing and approving all related-party transactions;

•
inquiring and discussing with Management our compliance with applicable laws and regulations;

•
pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

•
appointing or replacing the independent auditor;

•
determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between Management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•
establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies;

•
approving reimbursement of expenses incurred by Management in identifying potential target businesses;

•
to the extent that the Company’s securities continue to be listed on an exchange and subject to Rule 10D-1 under the Exchange Act and the rules and regulations promulgated thereunder, as amended, advising the Board and any other Board committees, with the assistance of Management, if the clawback provisions of such rule are triggered based upon a financial statement restatement or other financial statement change; and

•
implementing and overseeing the Company’s cybersecurity and information security policies, if any, and periodically review the policies, if any, and manage potential cybersecurity incidents

The Audit Committee has been and will at all times be composed exclusively of “independent directors” who are “financially literate” as defined under Nasdaq’s listing standards. Nasdaq’s standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.
In addition, we must certify to Nasdaq that the Audit Committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The Board has determined that Matthew Hong qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.
Audit Committee Report*
The Audit Committee assists the Board with its oversight responsibilities regarding the Company’s financial reporting process. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and the reporting process, including the Company’s accounting policies, internal control over financial reporting and disclosure controls and procedures. Marcum, the Company’s independent registered public accounting firm, is responsible for performing an audit of the Company’s financial statements.

*
The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act, or the Exchange Act.

We have reviewed and discussed with Marcum the overall scope and plans of their audit. We met with Marcum, with and without Management present, to discuss the results of its examinations, its evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.
With regard to the fiscal year ended December 31, 2022, the Audit Committee (i) reviewed and discussed with Management the Company’s audited financial statements as of December 31, 2022, and for the year then ended; (ii) discussed with Marcum the matters required by Public Company Accounting Oversight Board (the “PCAOB”) and the SEC; (iii) received the written disclosures and the letter from Marcum required by applicable requirements of the PCAOB regarding Marcum communications with the Audit Committee regarding independence; and (iv) discussed with Marcum their independence.
Based on the review and discussions described above, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for filing with the SEC.
Teddy Zee (chair) Matthew Hong Jennifer Vescio
Compensation Committee
We have established the Compensation Committee, which consists of Jennifer Vescio and Teddy Zee, each of whom is an independent director under Nasdaq’s listing standards. Jennifer Vescio chairs the Compensation Committee. The Compensation Committee’s duties, which are specified in our Compensation Committee charter, as amended, include, but are not limited to:
•
reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•
reviewing and approving the compensation of all of our other executive officers;

•
reviewing our executive compensation policies and plans;

•
implementing and administering our incentive compensation equity-based remuneration plans;

•
assisting Management in complying with our proxy statement and annual report disclosure requirements;

•
approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•
if required, producing a report on executive compensation to be included in our annual proxy statement;

•
reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors; and

•
to the extent that the Company’s securities continue to be listed on an exchange and subject to Rule 10D-1 under the Exchange Act and the rules and regulations promulgated thereunder, as amended, advising the Board and any other Board committees, with the assistance of Management, if the clawback provisions of such rule are triggered based upon a financial statement restatement or other financial statement change.

Director Nominations
We do not have a standing nominating committee though we intend to form a corporate governance and nominating committee as and when required to do so by law or Nasdaq rules. In accordance with Rule 5605 of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by the Board. The Board believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who will participate in the consideration and recommendation of director nominees are Matthew Hong, Jennifer Vescio and Teddy Zee. In accordance with Rule 5605 of the

Nasdaq rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.
The Board will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to the Board should follow the procedures set forth in the Bylaws.
We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.
Committee Meetings and Attendance
During the fiscal year ended December 31, 2022, there were seven regularly scheduled or special meetings of the Board and the Board acted by unanimous written consent in lieu of a meeting five times.
During the fiscal year ended December 31, 2022, there were two regularly scheduled or special meetings of the Audit Committee and the Audit Committee acted by unanimous written consent in lieu of a meeting three times.
During the fiscal year ended December 31, 2022, there were no regularly scheduled or special meetings of the Compensation Committee and the Compensation Committee did not act by unanimous written consent in lieu of a meeting.
We encourage all of our directors to attend our annual meetings of stockholders. One of our directors attended the first annual meeting of stockholders held on December 27, 2022.
Director Independence
Nasdaq listing standards require that a majority of the Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. The Board has determined that Matthew Hong, Jennifer Vescio and Teddy Zee is each considered an “independent director” under the Nasdaq listing standards and applicable SEC rules Our independent directors have regularly scheduled meetings at which only independent directors are present.
Executive Officer and Director Compensation
No executive officer has received any cash compensation for services rendered to us. Commencing on the effective date of our Registration Statement on Form S-1 filed with the SEC on February 1, 2021 (File No. 333-252602), as amended (the “Registration Statement”), through the acquisition of a target business or our liquidation of the Trust Account, we have paid and will continue to pay, the Sponsor $10,000 per month for providing us with office space and certain office and secretarial services. However, this arrangement is solely for our benefit and is not intended to provide our officers or directors compensation in lieu of a salary.
Other than the $10,000 per month administrative fee, the payment of consulting, success or finder fees to our (i) Sponsor, (ii) officers, (iii) directors, or (iv) their affiliates in connection with the consummation of our initial Business Combination and the repayment of the IPO Promissory Note (as defined below in the section entitled “Certain Relationships and Related Party Transactions”), no compensation or fees of any kind has been or will be paid to the Sponsor, members of Management or their respective affiliates, for services rendered prior to or in connection with the consummation of our initial Business Combination (regardless of the type of transaction that it is), such as the Infinite Reality Business Combination. However, they will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of consulting, success or finder fees payable by us upon consummation of an initial Business Combination. Additionally, there is no limit on the amount of out-of-pocket expenses reimbursable by us; provided, however, that to the extent such expenses exceed the available proceeds not deposited in the Trust Account, such expenses would not be reimbursed by us unless we consummate an initial Business Combination.
After our initial Business Combination, members of Management who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials furnished to our stockholders, such as the Infinite Reality Registration Statement. However, the amount of such compensation may not be known at the time of the stockholder meeting held to consider an initial Business Combination, as it is up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a Current Report on Form 8-K or a periodic report, as required by the SEC.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
On January 20, 2021, we issued 4,562,500 shares of Common Stock to the Sponsor and EBC and its designees for $25,000 in cash, at a purchase price of approximately $0.006 per share, in connection with our organization. Approximately 4,312,500 shares of Common Stock were issued to the sponsor and approximately 250,000 shares were issued to EBC and its designees. On March 22, 2021, the Sponsor and EBC effected a surrender of 862,500 and 50,000 shares of Common Stock, respectively, for no consideration. This resulted in a decrease in the total number of shares of Common Stock outstanding from 4,562,500 to 3,650,000.
On March 30, 2021, the underwriters partially exercised their over-allotment option to purchase an additional 843,937 Units at $10.00 per Unit. As a result of the underwriters’ election to partially exercise the over-allotment option, an aggregate of 239,016 Founder Shares has been forfeited by the Sponsor.
The Sponsor has purchased an aggregate of 354,715 Private Units and EBC has purchased an aggregate of 52,164 Private Units, at a price of $10.00 per Private Unit, for an aggregate purchase price of $4,068,970 the Private Placement, which occurred simultaneously with the closing of the IPO. The Private Units are identical to the Units sold in our IPO except that the Private Warrants included in the Private Units: (i) will not be redeemable by us and (ii) may be exercised for cash or on a cashless basis, so long as they are held by the initial purchaser or any of their permitted transferees. Once the Private Warrants are transferred to anyone other than a permitted transferee, the Private Warrants will be redeemable by us and exercisable by the holders on the same basis as the Public Warrants. The Sponsor and EBC have agreed not to transfer, assign or sell any of the Private Shares and the Private Warrants (except to certain permitted transferees) until after the completion of our initial Business Combination. In the event of a liquidation prior to our initial Business Combination, the Private Shares and the Private Warrants will likely be worthless. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the Private Placement will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law).
In order to meet our working capital needs following the consummation of our IPO, the Sponsor, officers and directors or their affiliates may, but are not obligated to, loan us funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion (the “Working Capital Loans”). Each Working Capital Loan would be evidenced by a promissory note. The notes would either be paid upon consummation of our initial Business Combination, without interest, or, at holder’s discretion, up to $1,500,000 of the notes may be converted into units at a price of $10.00 per unit. The units would be identical to the Private Units. In the event that the initial Business Combination does not close, we may use a portion of the working capital held outside the Trust Account to repay any such Working Capital Loans, but no proceeds from our Trust Account would be used for such repayment.
The holders of (i) our Founder Shares issued and outstanding as of the Record Date, (ii) our Private Shares, (iii) our Private Warrants and (iv) any Units the Sponsor, officers, directors or their affiliates may be issued in payment of Working Capital Loans made to us (and all underlying securities), are entitled to registration rights pursuant to a signed agreement. The holders of a majority of these securities are entitled to make up to two demands that we register such securities. The holders of the majority of the Founder Shares can elect to exercise these registration rights at any time commencing three months prior to the date on which these shares of Common Stock are to be released from escrow. The holders of a majority of the Private Shares, Private Warrants and units issued in payment of Working Capital Loans made to us (or underlying securities) can elect to exercise these registration rights at any time after we consummate a Business Combination. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our consummation of a business combination, such as the Infinite Reality Business Combination. Notwithstanding anything to the contrary, EBC may only make a demand on one occasion and only during the five-year period beginning on the effective date of the Registration Statement. In addition, EBC may participate in a “piggy-back” registration only during the seven-year period beginning on the effective date of the Registration Statement.
On November 23, 2020, the Sponsor issued an unsecured promissory note to us (the “IPO Promissory Note”), pursuant to which we could borrow up to an aggregate principal amount of $0.30 million. The IPO

Promissory Note was non-interest bearing and was payable on the earlier of June 30, 2021, or the consummation of the IPO. The outstanding balance of $0.19 million was paid in full on July 30, 2021.
On May 3, 2022, we issued an unsecured promissory note in the principal amount of $0.4 million to the Sponsor (as amended, the “WCL Promissory Note”). On March 15, 2023, we amended and restated the WCL Note in its entirety to (1) increase the principal amount thereunder from $0.4 million to $0.9 million and (2) remove the right of the holder of the WCL Note to convert all or any portion of the unpaid principal balance of the WCL Note into the Units and related registration rights for such Units (including underlying securities). As amended, the WCL is non-interest bearing and is payable on the earlier of (i) the date on which we consummates an initial Business Combination or (ii) the date that our winding up is effective. On March 22, 2023, we amended and restated the WCL Note to increase the principal amount from up to $0.9 million to up to $2.1 million, pursuant to which the Sponsor agreed to loan to us up to $2.1 million. As of September 30, 2023, $0.93 million was outstanding under the WCL Promissory Note.
In connection with the approval of the First Extension, the Sponsor or its designees agreed to contribute to us, as a note, (i) the Initial Contribution, plus, (ii) an aggregate of $200,000 per month (commencing on June 23, 2023 and on the 23rd day of each subsequent month) until September 25, 2023, or portion thereof, that is needed to complete an initial Business Combination, which amount was to be deposited into the Trust Account.
On March 24, 2023, the Sponsor made the Initial Contribution of $600,000, which was deposited into the Trust Account. On June 26, 2023, $200,000 was deposited into the Trust Account, which was comprised of a $100,000 payment from the Sponsor and a $100,000 payment from Infinite Reality. The remaining Monthly Extension Fees have been paid by Infinite Reality pursuant to the Second Merger Agreement.
The Sponsor has agreed that, commencing on the effective date of the Registration Statement and ending on the earlier of our consummation of our initial Business Combination or the liquidation of the Trust Account, it will make available to us certain general and administrative services, including office space, utilities and administrative support, as we may require from time to time. We pay $10,000 per month for these services. We believe, based on rents and fees for similar services, that these fees are at least as favorable as we could have obtained from an unaffiliated person.
We have entered into agreements with our officers and directors to provide contractual indemnification in addition to the indemnification provided for in our Charter.
Other than the $10,000 per month administrative fee, the payment of consulting, success or finder fees to the Sponsor, officers, directors, or their affiliates in connection with the consummation of our initial Business Combination and repayment of the IPO Promissory Note, no compensation or fees of any kind has been or will be paid to the Sponsor, members of Management or their respective affiliates, for services rendered prior to or in connection with the consummation of our initial Business Combination (regardless of the type of transaction that it is). However, such individuals receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of consulting, success or finder fees payable by us upon consummation of an initial Business Combination. Additionally, there is no limit on the amount of out-of-pocket expenses reimbursable by us; provided, however, that to the extent such expenses exceed the available proceeds not deposited in the Trust Account, such expenses would not be reimbursed by us unless we consummate an initial Business Combination.
After our initial Business Combination, members of Management who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials furnished to our stockholders, such as the Infinite Reality Registration Statement. However, the amount of such compensation may not be known at the time of the stockholder meeting held to consider an initial Business Combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a Current Report on Form 8-K or a periodic report, as required by the SEC.

All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by a majority of our uninterested “independent” directors or the members of the Board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our disinterested “independent” directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties.
Policy for Approval of Related Party Transactions
We have adopted a code of ethics (the “Code of Ethics”) that requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the Board (or the Audit Committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our shares of Common Stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.
Our Audit Committee, pursuant to its written charter, is responsible for reviewing and approving related- party transactions to the extent we enter into such transactions. The Audit Committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is on terms no less favorable to us than terms generally available from an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction. No director may participate in the approval of any transaction in which he is a related party, but that director is required to provide the Audit Committee with all material information concerning the transaction. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.
These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.
To further minimize conflicts of interest, we have agreed not to consummate an initial Business Combination with an entity that is affiliated with any of the Sponsor, officers or directors unless we have obtained an opinion from an independent investment banking firm, or another independent entity that commonly renders valuation opinions, that a Business Combination is fair to our unaffiliated stockholders from a financial point of view. We will also need to obtain approval of a majority of our disinterested independent directors.
Our Audit Committee has not identified any related party transactions since January 1, 2022 where the related party transactions policies and procedures were not reviewed, approved or ratified, or where the related party transactions policies and procedures were not followed.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of the Common Stock as of the Proxy Statement based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the Common Stock by:
•
each person known by us to be the beneficial owner of 5% or more of our outstanding shares of Common Stock;

•
each of our executive officers and directors; and

•
all our executive officers and directors as a group.

In the table below, percentage ownership is based on 5,857,433 shares of the Common Stock outstanding as of the Proxy Statement. Voting percentages represents the voting power of the shares owned beneficially by such person. On all matters to be voted upon, the holders of the Common Stock vote together as a single class.
Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the Private Placement Warrants as these warrants are not exercisable within 60 days of the date of this Proxy Statement.
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Shares of Common Stock
Matthew Hong	—(3)	—
Thomas Bushey	3,565,699(2)	60.9%
Kenneth King	3,565,699(2)	60.9%
Jennifer Vescio	—(3)	—
Teddy Zee	—(3)	—
All directors and executive officers as a group (five individuals)	3,565,699	60.9%
5% or More Holders
Newbury Street Acquisition Sponsor LLC	3,565,699(2)	60.9%
Periscope Parties(4)	1,110,461	19.0%
Magnetar Parties(5)	1,109,680	18.9%
Jane Parties(6)	893,854	15.2%
Barclays Parties(7)	841,565	14.4%
Linden Parties(8)	600,000	10.2%

*
Less than 1%

(1)
Unless otherwise noted, the business address of each of those listed in the table is c/o Newbury Street Acquisition Corporation , 121 High Street, Floor 3, Boston, MA 02110.

(2)
Represents securities held by Newbury Street Acquisition Sponsor LLC, our Sponsor, of which Thomas Bushey and Kenneth King are managing members. Accordingly, all securities held by our Sponsor may ultimately be deemed to be beneficially held by Thomas Bushey and Kenneth King.

(3)
Does not include any securities held by Newbury Street Acquisition Sponsor LLC, our Sponsor, of which each person is a member. Each such person disclaims beneficial ownership of the reported shares other than to the extent of his ultimate pecuniary interest therein.

(4)
According to a Schedule 13G filed with the SEC on February 13, 2023 by Periscope Capital Inc. (“Periscope”), Periscope is the beneficial owner of 895,561 Public Shares, acts as investment manager of, and exercises investment discretion with respect to, certain private investment funds (each, a “Periscope Fund”, together the “Periscope Parties”) that collectively directly own 214,900 Public Shares. Periscope disclaims beneficial ownership of the shares owned by the Periscope Funds. The number of Public Shares held by the Periscope Parties is reported as of December 31, 2022, which does not reflect any redemption of shares by the Periscope Parties in connection with the Extensions or any other transactions after December 31, 2022. Accordingly, the number of Public Shares and the percentage set forth in the table may not reflect the Periscope Parties’ current beneficial ownership. The principal business address for Periscope is 333 Bay Street, Suite 1240, Toronto, Ontario, Canada M5H 2R2.
(5)
According to a Schedule 13G/A filed with the SEC on January 27, 2023 by (i) Magnetar Financial LLC (“Magnetar Financial”), (ii) Magnetar Capital Partners LP (“Magnetar Capital”), (iii) Supernova Management LLC (“Supernova”) and (iv) David J. Snyderman (“Mr. Snyderman”, collectively with Magnetar Financial, Magnetar Capital, Supernova and the Magnetar Funds (as defined below), the “Magnetar Parties”). Magnetar Financial serves as the investment adviser to the “Magnetar funds. The Magnetar Funds include (i) Magnetar Constellation Fund II, Ltd (“Constellation Fund II”), Magnetar Constellation Master Fund, Ltd (“Constellation Master Fund”), Magnetar Systematic Multi-Strategy Master Fund Ltd (“Systematic Master Fund”), Magnetar Capital Master Fund Ltd (“Master Fund”), Magnetar Xing He Master Fund Ltd (“Xing He Master Fund”), Purpose Alternative Credit Fund Ltd (“Purpose Fund”), Magnetar SC Fund Ltd (“SC Fund”), all Cayman Islands exempted companies, (ii) Magnetar Structured Credit Fund, LP (“Structured Credit Fund”), a Delaware limited partnership and (iii) Magnetar Lake Credit Fund LLC (“Lake Credit Fund”), Purpose Alternative Credit Fund — T LLC (“Purpose Fund — T”, collectively with Constellation Fund II, Constellation Master Fund, Systematic Master Fund, Master Fund, Xing He Master Fund, Purpose Fund, SC Fund, Structured Credit Fund and Lake Credit Fund, the “Magnetar Funds”), Delaware limited liability companies. As investment manager to the Magnetar Funds, Magnetar Financial exercises voting and investment power over the Public Shares held for the Magnetar Funds’ accounts. Magnetar Capital serves as the sole member and parent holding company of Magnetar Financial. Supernova is the general partner of Magnetar Capital. The manager of Supernova is Mr. Snyderman. The number of Public Shares held by the Magnetar Parties is reported as of December 31, 2022, which does not reflect any redemption of shares by the

(6)
According to a Group and Jane Capital, the “Jane Parties”). Jane Group owns, or may be deemed to beneficially own, 893,854 Public Shares, with shared voting power and shared dispositive power over such shares. Jane Capital has shared voting power and shared dispositive power over 289,822 Public Shares and Jane Global has shared voting power and shared dispositive power over 604,032 Public Shares. The number of Public Shares held by the Jane Parties is reported as of December 31, 2022, which does not reflect any redemption of shares by the Jane Parties in connection with the Extensions or any other transactions after December 31, 2022. Accordingly, the number of Public Shares and the percentage set forth in the table may not reflect the Jane Parties’ current beneficial ownership. The principal business address for the Jane Parties is 250 Vesey Street 6th Floor New York, NY 10281.

(7)
According to a Schedule 13G filed with the SEC on January 30, 2023 by (i) Barclays PLC (“Barclays”) and (ii) Barclays Bank PLC “Barclays Bank”, together with Barclays, the “Barclays Parties”). Barclays Bank, is a wholly-owned subsidiary of Barclays, the parent holding company. The 841,565 Public Shares reported on by Barclays, are owned, or may be deemed to be beneficially owned, by Barclays Bank, a non-US banking institution registered with the Financial Conduct Authority authorized by the Prudential Regulation Authority and regulated by the Financial Conduct Authority and the Prudential Regulation Authority in the United Kingdom. The number of Public Shares held by the Barclays Parties is reported as of December 31, 2022, which does not reflect any redemption of shares by the Barclays Parties in connection with the Extensions or any other transactions after December 31, 2022. Accordingly, the number of Public Shares and the percentage set forth in the table may not reflect the Barclays Parties’ current beneficial ownership. The principal business address for the Barclays Parties is England is 1 Churchill Place, London, E14 5HP, England.

(8)
According to a Schedule 13G/A filed with the SEC on February 2, 2023 by (i) Linden Capital L.P. (“Linden Capital”), (ii) Linden GP LLC (“Linden GP”), (iii) Linden Advisors LP (“Linden Advisors”) and Siu Min Wong (“Mr. Wong” and collectively, with Linden Capital, Linden GP , Linden Advisors and the Managed Accounts (as defined below), the “Linden Parties”). The 600,000 Public Shares are held for Linden Capital and one or more separately managed accounts (the “Managed Accounts”). Linden GP is the general partner of Linden Capital and, in such capacity, may be deemed to beneficially own the Public Shares held by Linden Capital. Linden Advisors is the investment manager of Linden Capital and trading advisor or investment advisor for the Managed Accounts. Mr. Wong is the principal owner and controlling person of Linden Advisors and Linden GP. In such capacities, Linden Advisors and Mr. Wong may each be deemed to beneficially own the Public Shares held by each of Linden Capital and the Managed Accounts. The number of Public Shares held by the Linden Parties is reported as of December 31, 2022, which does not reflect any redemption of shares by the Linden Parties in connection with the Extensions or any other transactions after December 31, 2022. Accordingly, the number of Public Shares and the percentage set forth in the table may not reflect the Lindens Parties’ current beneficial ownership. The principal business address of Linden Capital is Victoria Place, 31 Victoria Street, Hamilton HM10, Bermuda. The principal business address for each of Linden Advisors, Linden GP and Mr. Wong is 590 Madison Avenue, 15th Floor, New York, New York 10022.
Changes in Control
None. For more information on the Infinite Realty Business Combination, please see the section entitled “Background.”
STOCKHOLDER PROPOSALS
We anticipate that our annual meeting of stockholders for the fiscal year ended December 31, 2023 (the “2024 Annual Meeting”) will be held no later than December 31, 2024. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at the 2024 Annual Meeting, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act the Bylaws. Such proposals must be received at our offices at 121 High Street, Floor 3, Boston, MA 02110 no later than August 13, 2024.
In addition, the Bylaws provide notice procedures for our stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date for the preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th day before the meeting and not later than the later of (i) the close of business on the 90th day before the meeting or (ii) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Accordingly, for the 2024 Annual Meeting, assuming the meeting is held on or about December 29, 2024, notice of a nomination or proposal must be delivered to us no later than August 31, 2023 and no earlier than September 30, 2024. Nominations and proposals also must satisfy other requirements set forth in the Bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.
In addition to satisfying the foregoing requirements under the Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than October 30, 2024.
HOUSEHOLDING INFORMATION
Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if as stockholders as of the Record Date, you and members of your family who reside at the same address prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, you should follow the instructions described below. Similarly, if you share an address with another stockholder and together both of you would like to receive only a single set of our disclosure documents, you should follow these instructions:
•
If the shares are registered in your names, you should contact us at (617) 893-3057 or 121 High Street, Floor 3, Boston, MA 02110 to inform us of your request; or

•
If a bank, broker or other nominee holds your shares, you should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement, at the SEC’s website at http://www.sec.gov.
If you would like additional copies of this Proxy Statement or if you have questions about the Proposals to be presented at the Annual Meeting, you may obtain these documents by requesting them from us at:
Newbury Street Acquisition Corporation
121 High Street, Floor 3
Boston, MA 02110
Email: Info@NewburyStreetSpac.com
If you are a stockholder of the Company and would like to request documents, please do so by December 22, 2023, in order to receive them before the Annual Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

PROXY CARDNEWBURY STREET ACQUISITION CORPORATION 121 HIGH STREET, FLOOR 3,BOSTON, MA 02110ANNUAL MEETING OF STOCKHOLDERS DECEMBER 29, 2023YOUR VOTE IS IMPORTANT FOLD AND DETATCH HERETHIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORSFOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 29, 2023The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the notice and proxy statement, dated December 13, 2023, (the “Proxy Statement”) in connection with the annual meeting of stockholders of Newbury Street Acquisition Corporation (the “Company”) and at any adjournments thereof (the “Annual Meeting”) to be held at 9:00 a.m., Eastern time on December 29, 2023 as a virtual meeting for the sole purpose of considering and voting upon the following proposals (the “Proposals”), and hereby appoints Thomas Bushey and Kenneth King, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Annual Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the Proposals set forth in the Proxy Statement.THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE DIRECTOR NOMINEES IN PROPOSAL ONE AND “FOR” PROPOSAL TWO.PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.(Continued and to be marked, dated and signed on reverse side) Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on December 29, 2023:The notice of the annual meeting, the Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 are available at https://www.cstproxy.com/newburystreetacquisition/am2023.THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES IN PROPOSAL ONE AND “FOR” PROPOSAL TWO. Please mark ☒ votes as indicated in this exampleProposal One – Director Election ProposalFORAGAINSTABSTAIN To re-elect the following nominees as the Class B directors of the Company’s board of directors until the annual meeting of the stockholders of the Company to be held in 2026 or until a successor is appointed and qualified:Teddy ZeeMatthew HongProposal Two – Auditor Ratification ProposalFORAGAINSTABSTAIN Proposal TwoAuditor Ratification ProposalFORAGAINSTABSTAIN Ratification of the selection of Marcum LLP by the audit committee of the Company’s board of directors to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

Date: , 2023

Signature

Signature (if held jointly)

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVESIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE DIRECTOR NOMINEES IN PROPOSAL ONE AND “FOR” PROPOSAL TWO. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.